Earnings per ordinary share (Tables)	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Summary of basic and diluted earnings per ordinary shares
Basic earnings per share

	2022	2021	2020
Net earnings attributable to owners of Rio Tinto (US$ million)	12,420	21,094	9,769
Weighted average number of shares (millions)(a)	1,619.8	1,618.4	1,617.4
Basic earnings per ordinary share (cents)	766.8	1,303.4	604.0
(a)The weighted average number of shares is calculated as the average number of Rio Tinto plc shares outstanding not held as treasury shares of 1,248.9 million (2021: 1,247.4 million; 2020: 1,246.5 million) plus the average number of Rio Tinto Limited shares outstanding of 370.9 million (2021: 371.0 million; 2020: 370.9 million) over the relevant period. There were no cross holdings of shares between Rio Tinto Limited and Rio Tinto plc at 31 December 2022 (2021: nil; 2020: nil).
Diluted earnings per share
For the purposes of calculating diluted earnings per share, the effect of dilutive securities of 9.8 million shares in 2022 (2021: 10.5 million; 2020: 11.2 million) is added to the weighted average number of shares described in (a) above. This effect is calculated under the treasury stock method, in accordance with IAS 33 “Earnings per Share”. Our only potential dilutive ordinary shares are share awards for which terms and conditions are described in note 27.

	2022	2021	2020
Net earnings attributable to owners of Rio Tinto (US$ million)	12,420	21,094	9,769
Weighted average number of shares (millions)(a)	1,629.6	1,628.9	1,628.6
Diluted earnings per share attributable to ordinary shareholders of Rio Tinto (cents)	762.1	1,295.0	599.8